Exhibit 10.52

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ________________ ("Agreement"), dated *September 23, 2011*, on property known as *Cassia Rd Lot 3129-251-13, Adelanto CA 92301* ("Property"), in which *Coronus Energy Corp.* is referred to as ("Buyer") and *Zacarias D Ramirez, Elisa B Ramirez* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *February 7, 2012* (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ________.
3. **OTHER EXTENSION(S):** The time for ________ is/are extended to ________ (Date).
4. **ADDITIONAL TERMS:** *Deal is subject to Coronus board of director approval on or before January 31 2012*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X [signature] Date JAN. 4, 2012
Coronus Energy Corp.

Buyer ________ Date ________

Seller X Zacarias D. Ramirez Date January 11, 2012
Zacarias D Ramirez

Seller X For Elisa B. Ramirez Date January 11, 2012
Elisa B Ramirez

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY